TCW ETF TRUST

(the “Trust”)

TCW Artificial Intelligence ETF TCW Durable Growth ETF TCW Transform 500 ETF TCW Transform Supply Chain ETF TCW Transform Systems ETF (the “Equity Funds”)	TCW AAA CLO ETF TCW Core Plus Bond ETF TCW Corporate Bond ETF TCW Flexible Income ETF TCW High Yield Bond ETF TCW Multisector Credit Income ETF TCW Senior Loan ETF (the “Fixed Income Funds”)

Supplement dated August 12, 2026
to the Prospectus of the Equity Funds (the “Equity Funds Prospectus”)1, the Statement of Additional Information (“SAI”) of the Equity Funds (the “Equity Funds SAI”)2, the Prospectus of the Fixed Income Funds (the “Fixed Income Funds Prospectus” and together with the Equity Funds Prospectus, the “Prospectuses”)3, and the SAI of the Fixed Income Funds (the “Fixed Income Funds SAI” and together with the Equity Funds SAI, the “SAIs”)4

This Supplement provides new information beyond that contained in the Prospectuses and SAIs and should be read in conjunction with such documents. The changes below are made as of the date hereof.

The second paragraph under the heading “HOW SHARES ARE PRICED” in each of the Equity Funds Prospectus and the Fixed Income Funds Prospectus is deleted in its entirety and replaced with the following:

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the official closing price on the primary exchange. If there is no official closing price, such securities shall be valued at the last reported sale price on the primary exchange. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value pursuant to procedures approved by the Board. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent (s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

[1]	The Equity Funds Prospectus is dated February 28, 2026.

[2]	The Equity Funds SAI is dated February 28, 2026.

[3]	The Fixed Income Funds Prospectus is dated February 28, 2026, as supplemented March 5, 2026.

[4]	The Fixed Income Funds SAI is dated February 28, 2026.

The second paragraph under the heading “DETERMINATION OF NET ASSET VALUE” in each of the Equity Funds SAI and the Fixed Income Funds SAI is deleted in its entirety and replaced with the following:

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the official closing price on the primary exchange. If there is no official closing price, such securities shall be valued at the last reported sale price on the primary exchange. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value pursuant to procedures approved by the Board. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

Shareholders of the Fund should retain this Supplement for future reference.